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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 333-49703) of
W. R. Grace & Co. of our report dated June 28, 2000 appearing on page F-1 of the Annual Report of the W. R. Grace & Co. Salaried Employees Savings and
Investment Plan on Form 11-K for the year ended December 31, 1999.



PRICEWATERHOUSECOOPERS LLP

/s/ PRICEWATERHOUSECOOPERS LLP

Baltimore, Maryland
June 28, 2000